EXHIBIT 23.2



                              CONSENT OF COUNSEL

We hereby consent to the reference to us in the Prospectus constituting part of this Registration Statement on Form S-1, under the captions "Federal Income Tax Consequences," "Legal Matters" and "Experts."

New York, New York
October 7, 2004


                                     /s/  Sidley Austin Brown & Wood LLP
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                                     Sidley Austin Brown & Wood LLP